UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

CULLEN/FROST BANKERS, INC.

(Exact name of issuer as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

The information set forth in Item 8.01 is incorporated by reference into this Item 3.02. The stock will be issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder.

Item 7.01	Regulation FD Disclosure

On August 13, 2013, Cullen/Frost Bankers, Inc. (“Cullen/Frost”) posted on the Investor Relations page of its internet website a slide presentation regarding the proposed Merger. The Merger is further described in Item 8.01 hereof. The information in the slide presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933.

Item 8.01	Other Events

On August 13, 2013, Cullen/Frost, WNB Bancshares, Inc., a bank holding company located in Odessa, Texas (“WNB”), Special Prairie Holding Co., a company formed in Texas as a wholly-owned subsidiary of Cullen/Frost (“Prairie Holding”), Donald Wood and Jack Wood, the principal shareholders of WNB, entered into an Agreement and Plan of Merger (the “Merger Agreement”) that provides for the merger of WNB with and into Prairie Holding (the “Merger”), with WNB being the surviving corporation. Immediately following the Merger, each of the following will occur in immediate succession: (i) WNB will merge with and into Cullen/Frost with Cullen/Frost being the surviving corporation and (ii) Western National Bank, a national banking association and wholly owned subsidiary of WNB, will merge with and into Frost Bank, a wholly owned subsidiary of Cullen/Frost, with Frost Bank being the surviving bank.

Under the terms of the Merger Agreement, the consideration for the Merger will consist of two million shares of the common stock, par value $.01 per share, of Cullen/Frost, and an amount in cash equal to $220 million less the value of the common stock consideration based on a volume weighted average price over the ten trading days immediately prior to the day before the Merger, with various adjustments up or down based on a targeted shareholders’ equity of WNB at the closing of $87 million and other factors such as certain expenses. Consummation of the Merger is subject to a number of conditions, including receipt of requisite regulatory approvals. The Merger is intended to qualify as an asset sale under Section 338(h)(10) of the Internal Revenue Code. In accordance with the Merger Agreement, Jack Wood and Donald Wood may not sell the shares of common stock that they receive in the Merger for one year and six months, respectively, after the closing of the Merger, with daily limitations on sales following the end of such periods. After the closing of the Merger, Cullen/Frost has agreed that Jack Wood will be elected to the board of directors of Cullen/Frost. The Merger is expected to be consummated in January 2014.

WNB is the holding company for Western National Bank, which has eight branches in Midland, Odessa and San Antonio, Texas, and is primarily engaged in providing banking and financial services to individual and corporate customers. As of June 30, 2013, WNB had total assets of approximately $1.4 billion, total liabilities of approximately $1.3 billion, total loans of approximately $656 million and total deposits of approximately $1.2 billion.

A copy of the press release regarding the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release dated August 13, 2013

Forward Looking Statements

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger of Cullen/Frost and WNB, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or WNB or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the merger does not close at the expected time or at all; (ii) the risk that the businesses of Cullen/Frost and WNB will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (iii) expected cost savings from the Merger may not be fully realized or realized within the expected time frame; (iv) revenues following the Merger may be lower than expected; (v) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (vi) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and WNB and their customers and Cullen/Frost’s and WNB’s assessment of that impact; (viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and WNB must comply. Additional factors that could cause Cullen/Frost’s results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or WNB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and WNB undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green
Phillip D. Green
Group Executive Vice President and Chief Financial Officer

Dated: August 13, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 13, 2013